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                                                                   EXHIBIT 10.25


                    AMENDMENT NO. 1 dated as of April 2, 1999 to the Amended and Restated Credit and Guaranty Agreement dated as of July 9, 1997, as amended and restated as of August 10, 1998, among ARTISAN PICTURES INC. ("Pictures"), the Guarantors named therein, the Lenders referred to therein and THE CHASE MANHATTAN BANK, as Administrative Agent and as Fronting Bank for the Lenders (the "Agent") (as the same may be amended, supplemented or otherwise modified, the "Credit Agreement").


                            INTRODUCTORY STATEMENT
                            ----------------------

           The Lenders have made available to Pictures a credit facility pursuant to the terms of the Credit Agreement.

           Pictures and the Guarantors have informed the Agent that they are entering into Amendment No. 2 to the note purchase agreement governing the Secured Subordinated Notes ("Amendment No. 2") and have requested the Lenders and the Agent consent to such Amendment No. 2.

           In addition, Pictures and the Guarantors have requested certain other modifications to the Credit Agreement and the Lenders and the Agent have agreed to make revisions to the Credit Agreement, all on the terms and subject to the conditions hereinafter set forth.

           Therefore, the parties hereto hereby agree as follows:

           Section 1.  Defined Terms.  Capitalized terms used herein and not
                       -------------
otherwise defined herein shall have the meaning given them in the Credit Agreement.

           Section 2.  Amendments to the Credit Agreement.  Subject to the
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satisfaction of the conditions precedent set forth in Section 3 hereof, the
Credit Agreement is hereby amended as of the Effective Date (as hereinafter defined) as follows:

     (A) The description of the Credit Agreement appearing in the opening paragraph preceding the Introductory Statement is hereby amended by deleting the words "ARTISAN PICTURES INC., a Delaware corporation (the "Borrower")" and inserting the following in lieu thereof:

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     "ARTISAN PICTURES INC., a Delaware corporation ("Pictures") and ARTISAN
     HOME ENTERTAINMENT INC., a Delaware corporation ("Home Entertainment"; together with Pictures, the "Borrower")"

     (B) The second sentence of the third paragraph of the Introductory Statement of the Credit Agreement is hereby amended by deleting the words "the Borrower" and inserting in lieu thereof the word "Pictures".

     (C) The definition of "Eligible Library Amount" appearing in Article 1 of the Credit Agreement is hereby amended by deleting each reference to the amount "$160,000,000" and inserting in lieu thereof the amount "$180,000,000".

     (D) The definition of "Change in Control" appearing in Article 1 of the Credit Agreement is hereby amended by deleting the word "Borrower" appearing in the last sentence of such definition and inserting in lieu thereof the word "Pictures".

     (E) The definition of "Consolidated Net Income" appearing in Article 1 of the Credit Agreement is hereby amended by deleting the words "the Borrower" appearing in the last sentence of such definition and inserting in lieu thereof the word "Pictures".

     (F) The definition of "Fee Letter" appearing in Article 1 of the Credit Agreement is hereby amended by deleting the words "the Borrower" in each instance it appears in such definition and inserting in lieu thereof the word "Pictures".

     (G) The definition of "Term Loan Commitment" appearing in Article 1 of the Credit Agreement is hereby amended by deleting the words "the Borrower" appearing therein and inserting in lieu thereof the word "Pictures".

     (H) The definition of "WEA Distribution Agreement" appearing in Article 1 of the Credit Agreement is hereby amended by deleting the words "the Borrower" appearing therein and inserting in lieu thereof the word "Pictures".

     (I) Section 2.2(a) of the Credit Agreement is hereby amended by deleting the words "the Borrower" appearing therein and inserting in lieu thereof the word "Pictures".

     (J) Section 2.4(b) of the Credit Agreement is hereby amended by deleting the words "the Borrower" appearing therein and inserting in lieu thereof the word "Pictures".

     (K) Section 6.2 (Limitations on Liens) of the Credit Agreement is hereby amended by adding the following clause (s) at the end thereof:


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    "(s)    Liens granted to the Noteholders in securities in an aggregate amount not to exceed $500,000 in connection with Amendment No. 2 to the note purchase agreement governing the Senior Subordinated Notes, on the terms and conditions set forth therein."

            Section 3.  Consent.  The Borrower has requested that the Agent and
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the Lenders consent to a waiver of compliance by the Debtors with Section 6.13 of the Credit Agreement which prohibits the Credit Parties from modifying any indenture or note purchase agreement governing the Secured Subordinated Notes. At the request of the Borrower, each Lender by its signature hereto hereby consents to the Credit Parties entering into Amendment No. 2 to the Note & Stock Purchase Agreement dated as of July 9, 1997 between Canyon and the Credit Parties, in the form attached hereto as Exhibit A.

            The waiver contained in this Section 3 is limited to the specific provision provided above and shall not in any way be construed as entitling the Borrower to any waiver of any matters other than as specifically provided above or to any future waivers regarding similar matters or otherwise.

            Section 4.  Conditions to Effectiveness.  The effectiveness of this
                        ---------------------------
Amendment is subject to the satisfaction in full of each of the conditions precedent set forth in this Section 4 (the date on which all such conditions have been satisfied being herein called the "Effective Date"):

    (A) the Agent shall have received counterparts of this Amendment which, when taken together, bear the signatures of the Borrower, each Guarantor, the Agent and such of the Lenders as are required by the Credit Agreement; and

    (B) the Agent shall received a new Revolving Credit Note executed by Pictures and Home Entertainment for each Lender in the face amount of such Lender's Revolving Credit Commitment;

    (C) the Agent shall received a certificate of the Secretary of Home Entertainment, dated the Effective Date and certifying (a) that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of such party authorizing the Borrowings under the Credit Agreement, the execution, delivery and performance in accordance with its respective terms of the Credit Agreement (as amended by Amendment No. 1 thereto), the Revolving Credit Notes to be executed by it, and any other documents required or contemplated under the Credit Agreement and that such resolutions have not been amended, rescinded or supplemented and are currently in effect; and

    (D) all legal matters incident to this Amendment shall be satisfactory to Morgan, Lewis & Bockius LLP, counsel for the Agent.

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            Section 5.  Representations and Warranties.  Each Credit Party
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represents and warrants that:

     (A) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date); and

     (B) after giving effect to this Amendment, no Event of Default or Default will have occurred and be continuing on and as of the date hereof.

     SECTION 6.  Further Assurances.  At any time and from time to time, upon
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the Agent's request and at the sole expense of the Credit Parties, each Credit
Party will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the Agent reasonably deems necessary to effect the purposes of this Amendment.

     Section 7.  Fundamental Documents.  This Amendment is designated a
                 ---------------------
Fundamental Document by the Agent.

     Section 8.  Full Force and Effect.  Except as expressly amended hereby, the
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Credit Agreement and the other Fundamental Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, the terms "Agreement", "this Agreement", "herein", "hereafter", "hereto", "hereof", and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.

     Section 9.  APPLICABLE LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND
                 --------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     Section 10. Counterparts.  This Amendment may be executed in two or more
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counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

     Section 11. Expenses.  The Borrower agrees to pay all out-of-pocket
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expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the Agent.

     Section 12. Headings.  The headings of this Amendment are for the purposes
                 --------
of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment

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     IN WITNESS WHEREOF, the parties hereby have caused this Amendment to be duly executed as of the date first written above.

                                        ARTISAN PICTURES INC.
                                        ARTISAN ENTERTAINMENT INC.
                                        ARTISAN HOME ENTERTAINMENT INC.
                                        AFICIONADO PRODUCTIONS, INC.
                                        ARTISAN RELEASING INC.
                                        ARTISAN MUSIC INC.
                                        BE MINE PRODUCTIONS, INC.
                                        BEACH DANCE PRODUCTIONS, INC.
                                        CACOPHONY PRODUCTIONS, INC.
                                        DETENTION PRODUCTIONS, INC.
                                        HEATWAVE PRODUCTIONS, INC.
                                        LIVE AMERICA INC.
                                        LIVE VENTURES INC.
                                        LIVENET INC.
                                        MELTDOWN PRODUCTIONS, INC.
                                        MILK MISSION PRODUCTIONS INC.
                                        SWEET TIME PRODUCTIONS, INC.
                                        VESTRON INC.
                                        WISH AGAIN PRODUCTIONS, INC.


                                        By /s/ Mark Curcio
                                           Name:
                                           Title: CEO: Authorized Signatory for
                                                  each of the foregoing

                                        FILM HOLDINGS CO.


                                        By   /s/ Joe Pretlow
                                             Name:
                                             Title: PRINCIPAL

                                        SILENT DEVELOPMENT CORP.
                                        TONGUE-TIED INC.


                                        By  /s/ Ken Schapiro
                                            Name:
                                            Title:EVP

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                                        LENDERS:

                                        THE CHASE MANHATTAN BANK,
                                        individually and as Administrative
                                        Agent


                                        By   /s/ William E. Rottino
                                             Name:
                                             Title:VP

                                        SOCIETE GENERALE


                                        By   /s/ Maureen E. Kelly
                                             Name:
                                             Title:DIRECTOR

                                        UNION BANK OF CALIFORNIA


                                        By   /s/ Janice Zeitinger
                                             Name:
                                             Title:VP

                                        COMERICA BANK -- CALIFORNIA


                                        By   /s/ D. Jeffrey Andrick
                                             Name:
                                             Title:VP

                                        FLEET BANK, N.A.


                                        By   /s/ Eric S. Meyer
                                             Name:
                                             Title:VP

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                                        PACIFIC CENTURY BANK, N.A.


                                        By /s/ Jan Van Houdt
                                           Name:
                                           Title:VP

                                        BANQUE INTERNATIONALE A
                                        LUXEMBOURG


                                        By /s/ E. Rolin
                                           Name:
                                           Title:MANAGER


                                       By  /s/ P. Venables
                                           Name:
                                           Title:DIRECTOR

                                        NATEXIS BANQUE BFCE


                                       By  /s/ Daniel Touffu
                                           Name:
                                           Title:SENIOR VP AND REGIONAL MANAGER



                                        By /s/ Ian A. Whyte
                                           Name:
                                           Title: VICE PRESIDENT

                                        CITY NATIONAL BANK


                                        By /s/ Norman Starr
                                           Name:
                                           Title: VICE PRESIDENT

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                                        DE NATIONALE INVESTERINGSBANK N.V.


                                        By   /s/ Eric H. Snaterse
                                             Name:
                                             Title:SR VP


                                        By
                                             Name:
                                             Title:

                                        BANQUE NATIONALE DE PARIS


                                        By   /s/ Clive Bettles
                                             Name:
                                             Title:SVP & MANAGER


                                        By   /s/ Janice S. H. Ho
                                             Name:
                                             Title:VP

                                        THE FUJI BANK, LTD.


                                        By   /s/ Masahito Fukuda
                                             Name:
                                             Title:JOINT GENERAL MANAGER

                                        PARIBAS


                                        By   /s/ Douglas F. Hansen
                                             Name:
                                             Title: DIRECTOR

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